                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)               October 26, 2000



                                FOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                      UTAH
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



            000-22968                                      87-0363789
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)



  1415 WEST NORTH ST. #302, ANAHEIM, CA                       92801
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)



                                 (714) 635-8821
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code



                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

 (a)   Previous Principal Independent Accountant.

       (i) The previous principal independent accountant was Squar, Milner, Reehl & Williamson, LLP. The previous accountant was dismissed on October 26, 2000.

       (ii) The audit report issued by Squar, Milner, Reehl & Williamson, LLP was unqualified and modified as to the ability of the company to continue as a going concern.

       (iii) The decision to change accountants was recommended by the Company President and approved by the board of directors. The President and the Treasurer believed the fees charged were excessive. Although the prior independent accountants were not located as near to the Company's office, the fee difference would make the change a sound business decision.

       (iv) There were no disagreements with Squar, Milner, Reehl & Williamson, LLP on any matter of accounting principle or practices, financial disclosure, or auditing scope or procedure.

       (v) Pursuant to Regulation S-B, Item 304 (a)(1)(iv)(B), Squar, Milner, Reehl & Williamson, LLP advised the registrant that it may have inadvertently issued some convertible notes payable totaling a maximum of $534,000 in violation of Security laws. Counsel for the registrant is currently investigating this possibility. If such violation has occurred, the note holders will have the ability to rescind such transactions. The Company believes all such notes were properly issued in accordance with an exemption from the Securities and Exchange Commission. The Company has authorized the predecessor auditor to respond fully to any inquiries by the successor auditor concerning this issue.

 (b) New Principal Independent Accountant.

              On October 26, 2000, Caldwell, Becker, Dervin, Petrick & Co., L.L.P. was engaged by the registrant as its new principal independent accountant to audit its financial statements. This is the firm which had been the principal independent accountant prior to the engagement of Squar, Milner, Reehl & Williamson, LLP.


ITEM 7. Exhibits:

              Letter on change in certifying accountants from Squar, Milner, Reehl & Williamson, LLP.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        FOCAL CORPORATION


 Date: November 2, 2000                         By: /s/ Gerald W. May
                                                        ------------------------
                                                        Gerald W. May
                                                        Treasurer